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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 13, 2003
                Date of Report (Date of earliest event reported)

                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)

          Delaware                     0-32453                 43-1918951
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

                       2 Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)



                                 (816) 842-8181
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Press release dated August 13, 2003

Item 12. Results of Operations and Financial Conditions

     On August 13, 2003, Inergy, L.P. (the "registrant") issued a press release reporting its fiscal 2003 third quarter financial results. A copy of the press release is furnished as an exhibit to this Current Report.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INERGY, L.P.

                                By: INERGY GP, LLC,
                                    Its Managing General Partner

Date: August 18, 2003           By: /s/ R. Brooks Sherman Jr.
                                    --------------------------------------------
                                    R. Brooks Sherman Jr.
                                    Senior Vice President and
                                    Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

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                                  Exhibit Index

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Exhibit Number       Description
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
     99.1            Press Release dated August 13, 2003.
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